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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         DATE OF REPORT: APRIL 17, 2000
                        (Date of earliest event reported)

                        --------------------------------


                            MEGAMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


    DELAWARE                     000-26801                       87-0633630
 (State or other          (Commission File Number)              (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation or
  organization)

                               57 WEST PINE STREET
                             ORLANDO, FLORIDA 32801
               (Address of principal executive offices, zip code)

                                 (407) 245-3636
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Parks, Tschopp, Whitcomb & Orr LLP was previously the principal accountants for MegaMedia Networks, Inc. On April 17, 2000, that firm's appointment as principal accountants was terminated by the Registrant and KPMG LLP was engaged as the Registrant's principal accountants. The decision to change accountants was approved by the Registrant's board of directors.

         In connection with the audits of the fiscal year ended December 31, 1999, and the subsequent interim period through April 17, 2000, there were no disagreements with Parks, Tschopp, Whitcomb & Orr LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       MEGAMEDIA NETWORKS, INC.
                                                       (Registrant)

Date:  April 20, 2000                              By: /s/ Stephen H. Noble, III
                                                       -------------------------
                                                       Stephen H. Noble, III
                                                       Chief Financial Officer



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